Exhibit 99.1

Data Knights Acquisition Corp. Confirms Funding to Extend Period to Consummate Initial Business Combination

London, UK – May 5, 2022 – Data Knights Acquisition Corp. (“Data Knights” or the “Company”) (Nasdaq: DKDCA, DKDCW), a special purpose acquisition company, today announced the deposit of an aggregate of $1,150,000 into the Company’s Trust account for its public stockholders, representing $0.10 per public share, which enables the Company to extend the period of time it has to consummate its initial business combination by three months from May 11, 2022 to August 11, 2022 (the “Extension”). The Extension is the first of up to two three-month extensions permitted under the Company’s governing documents.

The Extension provides the Company with additional time to complete its initial business combination (the “Business Combination”) with OneMedNet Corporation, a Delaware corporation (“OneMedNet”), previously announced by the Company and OneMedNet on April 25, 2022.

About Data Knights Acquisition Corp.

Data Knights Acquisition Corp. is a blank check company formed for the purposes of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more tech or software businesses or entities.

About OneMedNet Corporation

Founded in 2009, OneMedNet provides innovative solutions that unlock the significant value contained within the clinical image archives of healthcare providers. Employing its proven OneMedNet iRWD™ solution, OneMedNet securely de-identifies, searches, and curates a data archive locally, bringing a wealth of internal and third-party research opportunities to providers. By leveraging this extensive federated provider network, together with industry leading technology and in-house clinical expertise, OneMedNet successfully meets the most rigorous RWD Life Science requirements.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the real world medical data industry, including changes in U.S. and state laws, regulations and guidance related to OneMedNet’s products and services; (ii) OneMedNet’s growth prospects and OneMedNet’s market size; (iii) OneMedNet projected financial and operational performance including relative to its competitors; (iv) new product and service offerings OneMedNet may introduce in the future; (v) the potential transaction, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to consummate the potential transaction successfully; (vi) the risk the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Data Knights’ securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Data Knights Acquisition Corp.; (viii) the effect of the announcement or pendency of the proposed business combination on Data Knights’ or OneMedNet’s business relationships, performance and business generally; (ix) the outcome of any legal proceedings that be instituted against Data Knights or OneMedNet related to the proposed business combination or any agreement related thereto; (x) the ability to maintain the listing of Data Knights on Nasdaq; (xi) the price of Data Knights’ securities, including volatility resulting from changes in the competitive and regulated industry in which OneMedNet operates, variations in performance across competitors, changes in laws and regulations affecting OneMedNet’s business and changes in the combined capital structure; (xii) the ability to implement business pans, forecasts, and other expectations after the completion of the proposed business combination and identify and realize additional opportunities; and (xiii) other statements regarding Data Knights’ or OneMedNet’s expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. he words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "outlook," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

You should carefully consider the risks and uncertainties described in the "Risk Factors" section of Data Knights Acquisition Corp.’s registration statement on Form S-1, any proxy statement relating to the transaction, which is expected to be filed by Data Knights Acquisition Corp with the SEC, other documents filed by Data Knights Acquisition Corp from time to time with SEC, and any risk factors made available to you in connection with Data Knights Acquisition Corp., OneMedNet, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of OneMedNet and Data Knights Acquisition Corp.) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Contacts

Investor Contact

Shannon Devine

MZ Group North America

203-741-8811

OMN@mzgroup.us